UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[BANK OF THE JAMES FINANCIAL GROUP, INC. LETTERHEAD]

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bank of the James Financial Group, Inc. (“Financial”), which will be held on May 16, 2006 at 4:00 p.m., on the 8th Floor of the Bank of the James Building, 828 Main St., Lynchburg, Virginia 24504 (the “Meeting”). At the Meeting, the shareholders will elect 3 directors for terms of three years each, elect 1 director for a term of one year, and vote on a proposal to ratify Yount, Hyde & Barbour, P.C. as the independent auditors of Financial for the year ending December 31, 2006.

Your vote is important. Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. You may vote your shares via a toll-free telephone number, via the internet, or you may complete, sign, date, and mail the enclosed proxy card to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003. A postage-paid return envelope is enclosed for your convenience. Instructions for all three methods of voting are contained with the proxy card. If you decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so, and your proxy will have no further effect. We began mailing these proxy materials to you on or about April 7, 2006.

The board of directors and management of Financial appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely Yours,

/s/ Robert R. Chapman III
Robert R. Chapman III
President

Lynchburg, Virginia

April 7, 2006

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 16, 2006 at 4:00 p.m.

NOTICE IS HEREBY GIVEN that pursuant to its bylaws and call of its directors, the Annual Meeting (the “Meeting”) of the holders of shares of Common Stock (“Common Stock”) of Bank of the James Financial Group, Inc. (“Financial”) will be held at the Bank of the James Building, 828 Main St., 8th Floor, Lynchburg, Virginia 24504 on May 16, 2006 at 4:00 p.m. local time.

The purposes of the Meeting are to consider and act upon the following proposals:

1. Election of Directors. To elect four members to the board of directors.

2. Ratification of Selection of Auditors. To ratify the selection by Financial of Yount, Hyde & Barbour, P.C , independent public accountants to audit the financial statements of Financial for the fiscal year ending on December 31, 2006.

3. Other Business. To act upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Meeting.

Holders of shares of Common Stock of record at the close of business on March 24, 2006, will be entitled to vote at the Meeting or any postponements or adjournments thereof.

A copy of Financial’s Annual Report for the year ended December 31, 2005, a Proxy Statement, and a proxy card accompany this notice.

Regardless of whether you plan to attend the Meeting, we urge you to vote your shares via a toll-free telephone number, via the internet, or by completing, signing, dating, and mailing the enclosed proxy card in the enclosed envelope to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 7, 2006	/s/ J. Todd Scruggs

J. Todd Scruggs
Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO VOTE BY PROXY. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

BANK OF THE JAMES FINANCIAL GROUP, INC.

828 Main Street

Lynchburg, VA 24504

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2006 at 4:00 p.m.

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, par value $2.14 per share (“Common Stock”), of Bank of the James Financial Group, Inc. (“Financial”) in connection with the solicitation of proxies on behalf of the board of directors of Financial. This Proxy Statement is to be used at the Annual Meeting of Shareholders to be held on May 16, 2006 at 4:00 p.m., on the 8th Floor of the Bank of the James Building, 828 Main St., Lynchburg, Virginia 24504, and any adjournment or postponement thereof (the “Meeting”). In addition to solicitation by mail, Financial will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. Officers and regular employees of Bank of the James (the “Bank”) or Financial may solicit proxies personally, by telephone, facsimile, or otherwise, from some shareholders if proxies are not received promptly.

This Proxy Statement and the enclosed proxy card are being mailed to Financial’s shareholders on or about April 7, 2006.

Revocation and Voting of Proxies

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Financial, by executing and delivering a substitute proxy to Financial, or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the Meeting date, to J. Todd Scruggs, Secretary, Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, Virginia 24504.

At the Meeting, the shareholders will take the following actions: 1) elect three (3) Group Three directors for a term of three years and one (1) Group One director for a term of one year; 2) vote on a proposal to ratify Yount, Hyde & Barbour, P.C as the independent auditors of Financial for fiscal year 2006; and 3) take action on such other matters as properly may come before the Meeting or any postponement or adjournment thereof.

Voting Rights of Shareholders

The principal executive offices of Financial are located at 828 Main Street, Lynchburg, Virginia 24504. The board of directors has fixed the close of business on March 24, 2006 as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. As of the record date, there were approximately 2,003,719 shares of Common Stock outstanding and entitled to vote, which shares were held by approximately 1,974 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.

As of the Record Date, to the knowledge of Financial’s management, no person owned beneficially more than 5% of Financial’s outstanding Common Stock. As of the Record Date, directors and executive officers of Financial and their affiliates, as a group, owned of record and beneficially, inclusive of options that have vested or will vest within 60 days of March 15, 2006, a total of 395,065 shares of Common Stock, or approximately 18.41% of the shares of Common Stock deemed outstanding on such date. Directors and executive officers of Financial have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy and FOR the ratification of Yount, Hyde & Barbour, P.C as independent auditors for 2006.

Voting Matters

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With regard to the election of directors set forth in Proposal One, the proxy being provided by the board enables a shareholder to vote for the election of the nominees proposed by the board, to withhold authority to vote for the nominees being proposed, or to vote for the election of certain nominees. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. All other matters coming before the Meeting will be determined by majority vote of those present in person or by proxy and entitled to vote.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted for purposes of determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Financial has retained StockTrans, Inc. (“StockTrans”) to oversee the mechanics of the solicitation of this proxy. StockTrans will prepare the mailing labels, place the proxy materials in envelopes, mail the proxy materials to shareholders of record, receive the proxies from the shareholders, tally the proxy votes, and present the final numbers to Financial. In exchange for this service, Financial will pay StockTrans an approximate amount of $20,000, inclusive of postage.

Shareholders of Financial are requested to vote their shares via a toll-free telephone number, via the internet at the following address on the World Wide Web: http://www.votestock.com, or by completing, dating, and signing the form of proxy and returning it promptly to StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003 in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, the persons named as proxies thereon intend to vote all shares represented by such proxy as follows:

(1) FOR the election of the persons named in Proposal One herein as nominees for directors of Financial to hold office as stated and until their successors have been duly elected and qualified; and

(2) FOR ratification of Yount, Hyde & Barbour, P.C, independent public accountants, to audit the financial statements of Financial for the fiscal year ending on December 31, 2006; and

(3) In their discretion on the transaction of such other business as properly may come before the Meeting or any adjournments or postponements thereof.

The cost of soliciting proxies, including the fees paid to StockTrans, for the Meeting will be borne by Financial.

PROPOSAL ONE

ELECTION OF DIRECTORS

Financial’s articles of incorporation provide that the board of directors is to be composed of no less than five and no more than twenty-five directors. The articles of incorporation further provide that the board of directors shall be divided into three groups (Groups One, Two and Three), as nearly equal in number as possible with staggered terms. Financial’s board of directors currently consists of 11 persons. Since the last annual meeting Financial has appointed three members to fill vacancies in the board of directors, two of whom were appointed to Group Three and one of whom was appointed to Group One. Under Virginia law, the terms of these three directors expire at the 2006 annual meeting.

Thus, the current term of office of the Group Three directors and the one newly appointed Group One director expires at the 2006 Annual Meeting. The terms of the remaining Group One directors will expire at the 2007 Annual Meeting and the term of the Group Two directors will expire at the 2008 Annual Meeting. This proposal is designated as Item No. 1 in the enclosed Proxy.

At each subsequent Annual Meeting of Shareholders of Financial, one (1) group of directors, approximately one third of the total, will be elected for a three year term. Directors will continue to serve until their successors are duly elected and qualified.

Each of the nominees is currently a director of Financial and is serving until the Meeting.

The following information sets forth the names, ages (as of May 16, 2006), the period during which each has served as a director, principal occupations, and business experience for the last five years concerning the nominees as well as the same information about the Group One and Two directors who will continue in office until the 2007 and 2008 Annual Meetings of Shareholders respectively:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES SET FORTH BELOW.

Nominees for Election of Directors

Group One Director (To Serve Until the 2007 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Watt R. Foster, Jr., 46	2005	Owner and Vice President of Foster Fuels, Inc.

Group Three Directors (To Serve Until 2009 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Lewis C. Addison, 54	2006	Senior Vice President and CFO of Centra Health, Inc.

William C. Bryant, 41	2005	President of and Auctioneer at Ted Counts Realty & Auction Co., Inc.

Kenneth S. White, 66	1998	Of Counsel, Edmunds & Williams, P.C., Lynchburg, Virginia. From February, 2001 to February, 2004 Mr. White served as President, The Greater Lynchburg Community Trust. Previously, Mr. White was a partner at Edmunds & Williams, P.C.

Directors Continuing in Office

Group One Directors (Serving Until 2007 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Donald M. Giles, 64	1998	President of Moore & Giles, Inc.

Thomas W. Pettyjohn, Jr., 59	1998	Vice Chairman of Financial since January 1, 2004 and the Bank since 1999. Investment Advisor at Davidson & Garrard, Inc., an investment advisory business.

Group Two Directors (Serving Until 2008 Annual Meeting of Shareholders)

Name and Age	Director Since (1)	Principal Occupation During Past Five Years
Robert R. Chapman III, 43	1998	President of Financial since January, 2004 and President and Chief Executive Officer of the Bank since January, 2003. From July, 1999 to December 31, 2002, Mr. Chapman served as the Executive Vice President of the Bank.

Donna Schewel Clark, 55	1998	Secretary and General Counsel of Schewel Furniture Co., Inc.

Richard R. Zechini, 67	1998	Orthodontist and President, Richard R. Zechini, D.D.S., Ltd.

Augustus A. Petticolas, Jr., 56	2005	Dentist, Dr. Augustus A. Petticolas, Jr., General Dentistry.

(1)	For all dates prior to 2004, includes service as a director of Bank of the James (the “Bank”), predecessor of Financial.

James R. Hughes, Jr., who currently is serving as a Group One director, will retire from the board of directors pursuant to Financial’s retirement policy for directors. His retirement will be effective with the 2006 Annual Meeting of Shareholders. Mr. Hughes is a member of the board of directors of Financial and the Bank.

Ronald V. Dolan served as a Group Three director until his death on November 14, 2005.

Corporate Governance and the Board of Directors and its Committees

General

The business and affairs of Financial are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act, Financial’s articles of incorporation, and Financial’s bylaws. Members of the board of directors are kept informed of Financial’s business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the board of directors and its committees.

Independence of Directors

The following nine of the eleven members of the board of directors are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“NASD”): Messrs. Addison, Bryant, Foster, Giles, Pettyjohn, White, Drs. Petticolas and Zechini, and Ms. Clark.

Meeting Attendance

Board and Committee Meetings

The board of directors of Financial held four (4) meetings during 2005. During 2005, each of the directors attended at least 75% of the meetings of the board of Financial and the committees of Financial on which they serve. The board of directors of the Bank, which consists of all members of the board of directors of Financial, met 13 times during 2005.

In 2005, each non-employee director received the following compensation: i) $500 for each board of directors meeting attended; and ii) $150 for each committee meeting attended, except that a) non-employee directors received only one board fee when the boards of Financial and the Bank met on the same day; and b) non-employee directors received only one committee fee when a committee of Financial and its corresponding committee of the Bank met on the same day. For 2006, Financial will increase the above fees to $550 and $300, respectively.

Annual Meeting of Shareholders

Financial encourages each member of the board of directors to attend the Annual Meeting of Shareholders. Except for Mr. Giles, all of the directors then in office attended the 2005 Annual Meeting of Shareholders of Financial.

Committees of the Board of Directors of Financial

The board of directors of Financial has the following three standing committees to assist the board in the discharge of its duties: Executive Committee, Audit Committee, and Nominating Committee. In addition, the board of directors of the Bank has the following six (6) standing committees to assist it in the discharge of its duties: Executive Committee, Audit Committee, Nominating Committee, Loan Committee, Investment Committee, and Compensation Committee.

Executive Committees of Financial and the Bank

Each Executive Committee reviews extraordinary confidential issues, and serves as a forum for discussing executive decisions. Each Executive Committee has all the powers of its board in the management and the conduct of the business and affairs of the company in the intervals between meetings of the full board, except that neither Executive Committee may increase the number of directors, fill vacancies on the board, remove directors, approve an amendment to the articles of incorporation or bylaws, approve a plan of merger or consolidation, or take other actions that cannot by law be delegated by the board. During the fiscal year ended December 31, 2005, the Executive Committee of the board of directors of each of Financial and the Bank was comprised of Messrs. White, Chapman, Dolan (until his death on November 14, 2005), Hughes, and Pettyjohn and Ms. Clark. For the year ended December 31, 2005 the Executive Committee of each of Financial and the Bank had twelve (12) meetings. For 2006, Financial has added Mr. Giles to the Executive Committees of Financial and the Bank.

Audit Committees of Financial and the Bank

Each Audit Committee reviews and approves compliance policies and procedures and assists and monitors general audits performed by federal and state agencies. Each Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. The Audit Committee of Financial reviews and accepts the reports of Financial’s independent auditors, internal auditor, and federal and state examiners. During fiscal year ended December 31, 2005, the Audit Committee of the board of directors of each of Financial and the Bank was comprised of Ms. Clark and Messrs. Dolan (until his death on November 14, 2005), Foster, Petticolas, White, and Dr. Zechini. For the year ended December 31, 2005, the Audit Committees of Financial and the Bank had eight (8) meetings. The Audit Committee of Financial has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Additionally, the rules and the regulations of the Securities and Exchange Commission require Financial to disclose whether it has an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Financial’s board has determined that Lewis C. Addison is an “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B promulgated by the Securities and Exchange Commission. Mr. Dolan served as the “audit committee financial expert” until his death. Following Mr. Dolan’s death, Mr. Addison replaced Mr. Dolan as the “audit committee financial expert.” Mr. Addison and all other members of the Audit Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of the NASD.

Nominating Committees of Financial and the Bank

The Nominating Committees of the boards of Financial and the Bank review and recommend candidates for nomination to their respective boards for expired or otherwise vacant seats. During fiscal year ended December 31, 2005 the Nominating Committee of the board of directors of both Financial and the Bank was comprised of Messrs. Giles, and Petticolas and Ms. Clark. For the year ended December 31, 2005 the Nominating Committee had one (1) meeting. For 2006, Financial has added Dr. Zechini to the Nominating Committee.

All members of the Nominating Committee are “independent” as defined by the rules and regulations of the Securities and Exchange Commission and Marketplace Rule 4200(a)(15) of NASD. The Nominating Committee has a written charter, a copy of which is available at the “Investor Relations” section of the Bank’s website: www.bankofthejames.com. Currently, Financial does not consider candidates recommended by shareholders. This policy is based, among other things, on the fact that Financial has been an operating entity for less than three years and Financial’s sole business at this time is the ownership of the Bank, which itself has been in existence for less than seven years. The majority of the incumbent directors were organizers of the Bank. Financial believes it to be beneficial for the board of directors to be comprised of individuals with the types of expertise and scope currently represented on the board and during these critical first years of the Bank and Financial, the Nominating Committees are best positioned to identify such individuals. Additionally, during the Bank’s organization, to insure accountability, the Bank’s regulators expressed a strong preference that the board of directors not consist of more than eight to ten members. The Bank’s experience has confirmed the wisdom of this advice. The Nominating Committee considers share ownership, business experience and expertise, character, particular goals and needs of Financial for additional competencies or characteristics, educational background, and board experience in evaluating potential nominees.

Loan Committee of the Bank

The Loan Committee of the board of the Bank reviews and approves loan portfolio activities, reviews and makes recommendations on specific large loan requests, reviews and recommends action on requests by officers and directors of the Bank, and reviews and approves credit ratings assigned to specific loans within the loan portfolio. During fiscal year ended December 31, 2005, the Loan Committee of the board of directors was comprised of Messrs. Pettyjohn, Bryant, Chapman, Giles, Hughes, White and Dr. Zechini. For the year ended December 31, 2005, the Loan Committee had twenty-three (23) meetings.

Investment Committee of the Bank

The Investment Committee of the board of the Bank reviews, approves, and actively oversees the management of the Bank’s investment policy. In addition, the Investment Committee monitors the practices of the investment officer with regard to the Bank’s investment portfolio. During fiscal year ended December 31, 2005 the Investment Committee was comprised of Messrs. Chapman, Foster, Giles, Hughes and Dr. Zechini. For the year ended December 31, 2005 the Investment Committee had four (4) meetings. For 2006, Financial has added Mr. Addison to the Investment Committee.

Compensation Committee of the Bank

The Compensation Committee of the board of the Bank reviews, recommends, and approves compensation for the employees of the Bank. During fiscal year ended December 31, 2005, the Compensation Committee of the board of directors was comprised of Ms. Clark and Messrs. Foster and White. For the year ended December 31, 2005, the Compensation Committee had one (1) meeting.

Communications with Members of the Board

Shareholders may communicate with the board of directors by mailing written communications to the attention of J. Todd Scruggs, Secretary to the board of directors at the principal office of Financial at 828 Main St., Lynchburg, VA 24504. All such communications are reviewed by the Secretary to the board and submitted to the board of directors unless they are deemed non-substantive.

Security Ownership of Management

The following table sets forth information as of March 15, 2006 regarding the number of shares of Common Stock of Financial beneficially owned by (1) each director, (2) each executive officer, and (3) directors and executive officers as a group. The address of each director and executive officer is c/o Bank of the James Financial Group, Inc., 828 Main Street, Lynchburg, VA 24504.

[remainder of page intentionally left blank]

Security Ownership of Management

	Common Stock Beneficially Owned (1)	Percentage of Class (2)
Lewis C. Addison Director	750	*

William C. Bryant III (3) Director	4,125	*

Robert R. Chapman III (4) Director, President	90,970	4.40%

Donna S. Clark (5) Director	24,750	1.24%

Watt R. Foster, Jr. (6) Director	35,063	1.75%

Donald M. Giles Director	20,625	1.03%

James R. Hughes, Jr. (7) Director	79,531	3.97%

Augustus A. Petticolas, Jr. Director	1,031	*

Thomas W. Pettyjohn, Jr. Director	5,156	*

Kenneth S. White (8) Director	21,656	1.08%

Richard R. Zechini (9) Director	26,000	1.30%

J. Todd Scruggs (10) Secretary, EVP and CFO of the Bank	49,918	2.44%

Martin E. Waltemyer (11) EVP and COO of the Bank	35,488	1.74%

All present directors and executive officers as a group (12)	395,065	18.41%

*	Less than 1%

(1)

For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership within sixty days. Beneficial ownership also includes any shares held in the name of an individual’s spouse, minor children or other relatives living in the individual’s home. Share totals include the 25% stock dividend declared on January 17, 2006 and paid on March 10, 2006, as well as all prior stock dividends declared by Financial.

(2)	The ownership percentage of each individual is calculated based on the total of 2,003,719 shares of common stock that were outstanding as of March 15, 2006, plus the number of shares that can be issued to the individual within sixty days of March 15, 2006 upon the exercise of stock options held by the individual. Shares of common stock that are subject to exercisable stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by any person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)	Includes beneficial ownership of 3,375 shares held by Mr. Bryant as joint tenants with Mr. Bryant’s wife.

(4)	Includes 65,189 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2006.

(5)	Includes beneficial ownership of aggregate of 4,126 shares held by Ms. Clark’s minor children.

(6)	Includes beneficial ownership 29,063 shares held by Mr. Foster as joint tenants with his wife and an aggregate of 4,126 shares held by Mr. Foster’s minor children.

(7)	Includes 206 shares owned by Mr. Hughes’ wife and 1,469 shares owned by Mr. Hughes’ grandchildren in an account for which he serves as custodian.

(8)	Includes beneficial ownership of 18,750 shares held in a revocable trust of which Mr. White is the trustee and beneficiary and 1,031 shares owned by Mr. White’s wife.

(9)	Includes beneficial ownership of 3,094 shares held in trust for which Dr. Zechini serves as trustee.

(10)	Includes 45,689 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2006 and 104 shares owned by Mr. Scruggs’ wife.

(11)	Includes 32,189 shares purchasable upon exercise of options exercisable within 60 days of March 15, 2006 and beneficial ownership of 2,681 shares held by Mr. Waltemyer as joint tenants with Mr. Waltemyer’s wife, 206 shares owned by Mr. Waltemyer’s daughter, and 206 shares owned by Mr. Waltemyer’s granddaughter.

(12)	See notes 1 through 11.

Executive Officers Who are Not Directors

Name and Age	Executive Officer Since	Principal Occupation
J. Todd Scruggs, 38	1999	Secretary, Treasurer, and Secretary to the Board of Financial since 2004. Secretary to the Board of the Bank and Executive Vice President and Chief Financial Officer of the Bank since January, 2003. Mr. Scruggs served as Vice President of the Bank, with responsibilities in operations, investment and financial analysis from 1999 to December, 2002.

Martin E. Waltemyer, 57	1999	Executive Vice President and Chief Operations Officer of the Bank since December, 2003. Previously Mr. Waltemyer served as Senior Vice President of Operations of the Bank since 1999.

Executive Compensation

The officers of Financial presently are serving without compensation from Financial. They are, however, compensated by the Bank for services rendered as officers of the Bank. The table below summarizes certain information with respect to compensation paid by the Bank to the certain employees of the Bank who perform policy making duties for Financial for services rendered in all respects for the fiscal year ended December 31, 2005.

Summary Compensation Table—2005

		Annual Compensation		Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards Options/ SARS (#)(1)	All Other Compensation ($)
Robert R. Chapman III	2005	$130,000	$10,000	8,750	$5,045
President, CEO and	2004	$130,000	$—	5,625	$4,646
President of the Bank	2003	$111,948	$7,000	12,375	$1,359
J. Todd Scruggs	2005	$105,000	$5,000	8,750	$6,680
Secretary, EVP and CFO of	2004	$105,000	$—	3,750	$6,371
the Bank	2003	$90,000	$5,000	8,250	$5,661
Martin E. Waltemyer	2005	$100,000	$5,000	8,750	$3,468
EVP and COO of the Bank	2004	$95,000	$—	5,625	$3,194
	2003	n/a	n/a	n/a	n/a

(1)	Share totals are adjusted to reflect the 25% stock dividend declared on January 17, 2006 and paid on March 10, 2006 along with all prior stock dividends declared by Financial.

(2)	“All Other Compensation” consists entirely of matching contributions made under Bank’s 401(k) plan, life insurance premiums, and club dues.

Stock Option Plan

The following table shows for each of the named executive officers (1) the number of stock options that were granted during 2005, (2) the number and percentage of options granted to the named executive officers individually and as a group, (3) the total number and percentage of options granted to all employees as a group, (4) the exercise price, and (5) the expiration date.

Option Grants During Year Ended December 31, 2005

Name	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh) (3)	Expiration Date
Robert R. Chapman III	8,750	11.33%	$16.00	12/20/2015
J. Todd Scruggs	8,750	11.33%	$16.00	12/20/2015
Martin E. Waltemyer	8,750	11.33%	$16.00	12/20/2015
Named Executive Officers as a group	26,250	34.00%
All employees, as a group	77,199	100.00%

(1)	Share totals are adjusted to reflect the 25% stock dividend declared on January 17, 2006 and paid on March 10, 2006 as well as all prior stock dividends declared by Financial.

(2)	Options to purchase a total of 77,199 shares of Common Stock were granted to employees during the year ended December 31, 2005.

(3)	Stock options were awarded at the fair market value of the shares of Common Stock at the date of award and adjusted to reflect the stock dividends declared by Financial.

In the year ended December 31, 2005, no stock options were exercised by any of the named executive officers. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2005.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)(1)		Value of Unexercised In-the- Money Options at Year End ($)(2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert R. Chapman III	65,189	2,812	$478,936	$6,374
J. Todd Scruggs	45,689	1,875	$316,240	$4,250
Martin E. Waltemyer	32,189	2,812	$180,384	$6,374

(1)	Share totals are adjusted to reflect the 25% stock dividend declared on January 17, 2006 and paid on March 10, 2006 as well as all prior stock dividends declared by Financial.

(2)	The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock of Financial of $15.60 (adjusted to reflect the 25% stock declared on January 17, 2006) as reported on the Over the Counter Bulletin Board on December 28, 2005 (the last day in 2005 in which a trade occurred) and the exercise price of the options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information concerning Financial’s equity compensation plans at December 31, 2005. All figures have been adjusted to reflect the 25% stock dividend declared on January 17, 2006 and paid on March 10, 2006 as well as all prior stock dividends declared by Financial.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by shareholders - 1999 Stock Option Plan of Bank of the James Financial Group, Inc.	322,156	$10.35	5,874
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	322,156	$10.35	5,874

Transactions With Management

Some of the directors and officers of Financial and the Bank are at present, as in the past, customers of the Bank and the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Pursuant to a lease dated October 9, 2003, the Bank leases its facilities located at 828 Main Street, Lynchburg, Virginia (the “Main Street Branch”) from a limited liability company in which William C. Bryant III, a director of Financial and the Bank, has an ownership interest. The Bank entered into this lease prior to Mr. Bryant’s appointment to the board of directors. Under the terms of the lease, the annual rent for the Main Street Branch is approximately $120,000 and the landlord is responsible for payment of taxes, insurance, maintenance and utilities. The lease has an initial term of ten years from the date of acceptance. Subject to certain rent increases set forth in the lease, the Bank has the option to extend the lease by two additional five year periods. During the fiscal year ended December 31, 2005, the Bank made lease payments totaling approximately $108,331 on this lease. The Bank obtained an independent third-party appraisal that concluded that the rate that the Bank is paying is equal to or below market rate rent for the space. The transaction was on terms favorable to the Bank.

Any future transactions between the Bank and its officers and directors, as well as transactions with any person who acquires 5% or more of the Financial’s voting stock will be on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others.

There are no legal proceedings to which any director, officer, principal shareholder or associate is a party that would be material and adverse to the Bank.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with management and the independent auditors for the year ended December 31, 2005, Cherry, Bekaert & Holland, L.L.P. (“CBH”). Management represented to the Audit Committee that Financial’s financial statements were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States), and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The discussions with CBH also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

CBH provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with CBH.

Based on the discussions with management and CBH, the Audit Committee’s review of the representations of management and the report of CBH, the Audit Committee recommended to the board of directors that the audited financial statements be included in Financial’s Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission for the year ended December 31, 2005.

Submitted by the Audit Committee of the Bank’s Board of Directors.

Donna S. Clark—Chair

Lewis C. Addison

Watt R. Foster, Jr.

Augustus A. Petticolas, Jr.

Kenneth S. White

Richard R. Zechini

Independent Public Accountant

Cherry, Bekaert & Holland, LLP (“CBH”) served as independent auditors for Financial for the year 2005. Representatives from the firm are expected to be present at the Meeting with the opportunity to make a statement and to answer any questions you may have.

CBH has advised Financial that neither it nor any of its members have any direct financial interest or material indirect financial interest in the securities of Financial or in connection with Financial and/or the Bank in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Fees Paid to Independent Auditors for 2005 and 2004 Fiscal Years

CBH audited the financial statements included in Financial’s Annual Report on Form 10-KSB for the year ended December 31, 2005; reviewed Financial’s quarterly reports on Form 10-QSB; and provided certain tax services including tax compliance, tax advice (including procurement of tax credit), and tax planning.

The following table presents the aggregate fees paid or to be paid by Financial and the Bank for professional services rendered by CBH for the years 2005 and 2004:

	2005	2004
Audit Fees	$35,100	$24,258
Audit Related Fees	4,255	—
Tax Fees	4,300	3,567

Total	$43,655	$27,825

All Other Fees

CBH did not bill the Bank for fees during either of the past two (2) years other than as set forth under “Fees Paid to Independent Auditors for Fiscal 2005 and 2004” above.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee that Financial’s independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval.

Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Bank’s executive officers and directors, and any persons who own more than 10% of the Bank’s common stock, to file reports of ownership and changes in ownership of Bank (as predecessor of Financial) common stock with the Federal Reserve Board for all transactions prior to January 1, 2004. For all transactions occurring on or after January 1, 2004, Section, 16(a) of the Exchange Act requires Financial’s executive officers and directors, and any persons who own more than 10% of Financial’s common stock, to file reports of ownership and changes in ownership of Financial’s common stock with the Securities and Exchange Commission. Based solely upon Financial’s review of the copies of the forms which it has received and any written representations from the Company’s directors, executive officers and 10% percent shareholders, Financial is not aware of any failure of any such person to comply with the requirements of Section 16(a) of the Exchange Act, except that each of Mr. Chapman, Mr. Scruggs, and Mr. Waltemyer each inadvertently filed late one (1) Form 4 reporting option grants.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the board of Financial has appointed, subject to ratification by the shareholders, Yount, Hyde & Barbour, P.C., Winchester, Virginia (“YHB”) as independent public accountant to audit the books of Financial for the fiscal year 2006. On November 2, 2005, the Audit Committee for Financial approved the dismissal of CBH as its independent accountants and approved the appointment of YHB as the Registrant’s new independent accountants. The determination followed Financial’s decision to seek proposals from independent accountants to audit Financial’s financial statements for the fiscal year ending on December 31, 2006.

The board has determined that it would be desirable to request the shareholders to ratify the board’s selection of YHB as independent public accountants to audit the books and accounts of Financial for the fiscal year ending December 31, 2006. This proposal is designated as Item No. 2 in the enclosed Proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Financial’s Annual Report to Shareholders for the year ended December 31, 2005 has been furnished to the shareholders. Financial’s Annual Report on Form 10-KSB for the year ended December 31, 2005 is available without charge to any shareholder requesting the same. Additional copies of the Annual Report to Shareholders and copies of the Annual Report on Form 10-KSB may be obtained from Financial’s website (www.bankofthejames.com) or by written request to J. Todd Scruggs, Secretary of the board of directors at 828 Main Street, Lynchburg, VA 24504. The Form 10-KSB is not a part of the proxy solicitation materials.

DATE OF RECEIPT OF SHAREHOLDER PROPOSALS TO BE

PRESENTED AT NEXT ANNUAL MEETING

All shareholder proposals intended to be presented at the 2007 Annual Meeting of the Shareholders of Financial must be received by Financial at its principal office for inclusion in Financial’s proxy statement and form of proxy relating to that meeting no later than January 1, 2007. If such proposal complies with all the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the proxy card issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

OTHER MATTERS

The board of directors is not aware of any matters to be presented for action at the Meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

Lynchburg, Virginia	BY ORDER OF THE BOARD OF DIRECTORS
April 7, 2006

/s/ J. Todd Scruggs
J. Todd Scruggs, Secretary

BANK OF THE JAMES FINANCIAL GROUP, INC. ANNUAL MEETING OF SHAREHOLDERS – TUESDAY, MAY 16, 2006 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT R. CHAPMAN III, DONALD M. GILES, and JAMES R. HUGHES, JR., any one of whom may act, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 24, 2006, at the Annual Meeting of Shareholders to be held on May 16, 2006 at 4:00 p.m. or any postponement or adjournment thereof, as follows:

1. To elect as directors the persons set forth as nominees below for the terms indicated:

Election of Director to Serve until the 2007 Annual Meeting: 01 – Watt R. Foster, Jr.

Election of Directors to Serve until the 2009 Annual Meeting: 02 – Lewis C. Addison, 03 – William C. Bryant III, and 04 – Kenneth S. White

☐ FOR	☐ WITHHOLD	☐ FOR ALL EXCEPT

Instruction:	To withhold authority to vote for any individual nominee, mark “For All Except” and strike out that nominee’s name above.

2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” each of the above propositions.

This proxy will be voted as directed, but if no directions are specified, this signed proxy will be voted for the propositions stated. If any other business is presented at such meeting, this proxy will be voted by those named in the proxy in their best judgment.

Should the undersigned be present and elect to vote at the Meeting, or any postponements or adjournments thereof, and after notification of the undersigned’s decision to terminate this proxy is provided to the Secretary of the Board of Directors at the Meeting, the power of said proxies will be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Board of Directors of his or her decision to terminate this proxy.

☐ PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.

Dated:	____________, ____.

__________________________________________________

__________________________________________________

Please sign exactly as your name appears on this proxy card, date, and mail this proxy promptly in the enclosed postage-prepaid envelope. When signing as an attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2.	VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date, and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned your proxy card.